UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (date of earliest event reported): July 19, 2005
                                                  ------------------------------

                               YDI WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)


            Delaware                    000-29053                04-2751645
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(State or other jurisdiction of        (Commission             (IRS employer
         incorporation)                file number)          identification no.)


   8000 Lee Highway, Falls Church, VA                        22042
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(Address of principal executive offices)                   (Zip code)


Registrant's telephone number, including area code: (703) 205-0600
                                                    ----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          --------------------------------------------------------------------
          Appointment of Principal Officers.
          ----------------------------------

         (b)   Director Resignation

      Effective July 19, 2005, Gary E. Rieschel voluntarily resigned his position as a member of the board of directors of YDI Wireless, Inc. in connection with Mr. Rieschel's change of status at Mobius Venture Capital to Venture Partner from Managing Director.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              YDI WIRELESS, INC.

Dated: July 21, 2005                          By: /s/ David L. Renauld
                                                  -------------------------
                                                  David L. Renauld
                                                  Vice President


























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